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                                   EXHIBIT A

                                                                  Execution Copy

                                ESCROW AGREEMENT

         THIS AGREEMENT is entered into this 30th day of November, 1995, by and among (i) PIONEER-STANDARD ELECTRONICS, INC., an Ohio corporation ("PSE"), (ii) the holders (other than PSE) of 50,000 of the outstanding shares of capital stock of Pioneer/Technologies Group, Inc., a Maryland corporation ("Technologies") (hereinafter collectively referred to as the "Shareholders"),
(iii) Bruce S. Tucker (or any subsequent Shareholders Representative appointed pursuant to the terms of the Merger Agreement, as hereinafter defined) as the Shareholders Representative ("Shareholders Representative"), and (iv) NationsBank, N.A., as Escrow Agent, a banking corporation with offices located in the State of Maryland (the "Escrow Agent").

                                  WITNESSETH:

         WHEREAS, the Shareholders and PSE have entered into a Plan and Agreement of Merger, dated as of the date hereof (the "Merger Agreement"), providing for the acquisition by PSE from the Shareholders of all of the 50,000 issued and outstanding shares of Common Stock, $.10 per share par value (the "Shares"), of Technologies which are owned by the Shareholders; and

         WHEREAS, the Merger Agreement (a copy of which has been delivered to the Escrow Agent) provides for the establishment of an escrow into which a portion of the purchase price will be funded,
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to be released to the Shareholders (via the Shareholders Representative)
contingent upon the accuracy of the representations and warranties of Technologies in the Merger Agreement and the observance and compliance by Technologies of its obligations under the Merger Agreement, and from which PSE is entitled to indemnification for certain matters; and

         WHEREAS, the parties desire to establish this escrow to comply with the terms of the Merger Agreement; and

         WHEREAS, the Merger Agreement provides for the appointment by the Shareholders of the Shareholders Representative to act on behalf of the Shareholders in connection with this Agreement;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       The Escrow Fund.

                  Reference hereby is made to Article 9 of the Merger Agreement for a statement of PSE's right to seek indemnification from the Escrow Fund (as hereinafter defined). Pursuant to the terms of the Merger Agreement, a portion of the purchase price thereunder, in the amount of $2,000,000 (the "Escrow Fund"), shall be deposited with the Escrow Agent on January 4, 1996. Such Escrow Fund shall be released to the Shareholders (via the Shareholders Representative) in accordance with the terms of this Escrow Agreement, contingent upon the accuracy of the representations and

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warranties of Technologies in the Merger Agreement and the observance and compliance by Technologies with its obligations under the Merger Agreement, and subject to indemnification of PSE from the Escrow Fund for certain matters. The Escrow Fund shall be available to indemnify PSE to the extent provided herein, subject to the terms of the Merger Agreement, against and with respect to any proven loss, damage, liability or expense to which PSE is entitled to indemnification from the Escrow Fund, as set forth in the Merger Agreement. The Escrow Fund shall be disbursed in accordance with Section 8 hereof.

         2.       Receipt of Escrow Fund Acknowledged by Escrow Agent.

                  The Escrow Agent shall acknowledge receipt of the $2,000,000 deposited as the Escrow Fund in writing to PSE and the Shareholders Representative upon receipt of such funds from PSE on January 4, 1996.

         3.       Authority of Escrow Agent and Shareholders Representative.

                  PSE and Shareholders hereby authorize the Escrow Agent, and the Escrow Agent hereby agrees, to hold, transfer and deliver the funds in the Escrow Fund in accordance with and subject to the terms and conditions of this Agreement, and Shareholders hereby further authorize and direct the Escrow Agent to rely upon the terms and provisions of Section 4.5 of the Merger Agreement, captioned Shareholders Representative, which are incorporated herein by reference, pursuant to which Bruce S. Tucker is appointed as the Shareholders Representative with respect to this Agreement.

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         4.       Investment of Escrow Funds.

                  The funds deposited in the Escrow Fund shall be invested by the Escrow Agent at the written direction of the Shareholders Representative in
(a) treasury bills or notes of the United States, (b) tax-exempt obligations of the state of Maryland or any subdivision hereof carrying the highest quality credit rating of any nationally-recognized rating agency, or (c) any other money-market investment if such money-market fund is invested primarily in U.S. government obligations, PROVIDED, that no such investment shall mature more than ninety (90) days after the date when made. The Escrow Agent shall be under no obligation to the Shareholders Representative or to PSE with respect to investments so designated. Any income earned by investment of the funds in the Escrow Fund shall be accounted for by the Escrow Agent in a written monthly statement to the parties hereto and distributed by the Escrow Agent semi-annually in accordance with its customary banking practices to the Shareholders Representative.

         5.       Indemnification of PSE From Escrow Fund.

                  If PSE shall have any claim for which it seeks indemnification provided for in Article 9 of the Merger Agreement, PSE shall notify the Shareholders Representative and the Escrow Agent thereof in writing, and include in such notice a description in reasonable detail of all the facts upon which such claim is based and the amount thereof (an "Indemnification Claim"). PSE and the Shareholders Representative shall act in good faith in dealing

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with any matter which may give rise to a claim for indemnification or reimbursement from the Escrow Fund.

         6. Payment of Indemnification From Escrow Fund Without Objection From Shareholders Representative.

                  If the Escrow Agent is notified by PSE that no written objection was made by the Shareholders Representative within thirty (30) days from the date of receipt of an Indemnification Claim by the Shareholders Representative and unless the Escrow Agent otherwise receives a written notice of objection from the Shareholders Representative as provided in Section 7 of this Agreement within said thirty (30) day period after receipt of such Indemnification Claim by the Shareholders Representative, the Escrow Agent shall disburse to PSE that portion of the Escrow Fund specified in the Indemnification Claim of PSE pursuant to the terms of the Indemnification Claim. The amount disbursed shall include the income earned on such funds from the date of the Indemnification Claim pursuant to Section 5 of this Agreement to the date of disbursement.

         7. Obligation of Escrow Agent Upon Notice of Objection to Indemnification by Shareholders Representative.

                  Any objection by the Shareholders Representative to an Indemnification Claim must be received by the Escrow Agent within the time period set forth in Section 6 of this Agreement, and such objection shall state with reasonable specificity the basis for the objection. If the Shareholders Representative objects to a disbursement to indemnify PSE from the Escrow Fund, the Escrow Agent shall segregate the amount specified in the notice

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of objection, and hold the same in accordance with the terms of this Agreement until either (i) the rights of the Shareholders Representative and PSE thereto have been agreed upon in writing by the Shareholders Representative and PSE and such writing has been delivered to the Escrow Agent, (ii) the Escrow Agent receives a written notice executed by PSE and the Shareholders Representative stating that the claim has been settled by Arbitration (as defined in the Merger Agreement) and directing disbursement, or (iii) a final certified order has been received from a court having jurisdiction over the subject matter and adjudicating such claim in accordance with the terms hereof, which order is no longer subject to appeal, requiring any payment from the Escrow Fund in respect of such claim.

         8.       Termination of Escrow Fund and Disbursement of Funds.

                  (a)   At such time as the adjustments, if any, described in
Section 3.3 of the Merger Agreement have been determined (by mutual agreement or dispute resolution), and payments, if required, have been made to PSE in accordance therewith (the "Adjustment Date"), the Escrow Agent shall deliver to the Shareholders Representative by wire transfer to an account designated in writing by the Shareholders Representative an amount that is equal to (i) $1,500,000, plus all amounts earned thereon and not already distributed pursuant to this Agreement, minus (ii) an amount equal to the payments, if any, made from the Escrow Fund to PSE (or any independent accountant or other party if dispute resolution is required) in accordance with Section 3.3 of

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the Merger Agreement, minus (iii) all amounts distributed to PSE on or prior to
May 31, 1996, in satisfaction of Indemnification Claims, minus (iv) an amount equal to the aggregate amount of all Indemnification Claims pending as of May 31, 1996. With respect to any amount specified in clause (iv), above, that remains in escrow after the Adjustment Date, pending resolution of an Indemnification Claim, any portion of such amount not distributed to PSE after resolution of such Indemnification Claim in accordance with Sections 6 and 7 of this Agreement shall promptly be distributed to the Shareholders Representative upon such resolution. After May 31, 1996, except for pending Indemnification Claims, if any, PSE shall be entitled to seek indemnification from the Escrow Fund only for Tax Liabilities, and shall have no right to indemnification from the Escrow Fund for any other matter.

                  (b) On December 31, 1998, the Escrow Agent shall deliver by wire transfer to an account designated in writing by the Shareholders Representative all remaining funds held in the Escrow Fund that are not subject to the resolution of a pending Indemnification Claim (whether such Indemnification Claim was pending as of May 31, 1996, and is still unresolved, or whether such Indemnification Claim was asserted thereafter with respect to Tax Liabilities). With respect to any amount that remains in escrow after December 31, 1998, pending resolution of an Indemnification Claim, any portion of such amount not distributed to PSE upon resolution of such Indemnification Claim in accordance with Sections 6 and 7 of this Agreement shall promptly be

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distributed to the Shareholders Representative upon such resolution.

                  (c) With respect to any amount that is required to be distributed pursuant to this Section 8, at the time such amount is to be distributed (whether at the Adjustment Date, December 31, 1998, or upon resolution of a pending Indemnification Claim), PSE and the Shareholders Representative shall promptly, following the date such amount is to be distributed or upon the resolution of such pending Indemnification Claim, execute all instructions to the Escrow Agent necessary to ensure prompt distribution to PSE and/or the Shareholders Representative, as applicable, of the respective portions of any amounts of the Escrow Fund to which they are entitled under this Section 8.

                  (d) All amounts distributed to the Shareholders Representative, less any unpaid costs and expenses incurred by the Shareholders Representative in his capacity as such and not covered by the Reserves (as defined in the Merger Agreement), and any reasonable reserves for such costs or expenses deemed necessary by the Shareholders Representative (which the Shareholders Representative will be entitled to retain), shall be promptly distributed by the Shareholders Representative to the Shareholders on a pro rata basis, as set forth in Section 4.2(b)(ii) of the Merger Agreement.

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         9.       Notice.

                  All notices or other communications required to be given hereunder shall be in writing and shall be deemed to be given if delivered by hand or mailed, certified or registered mail, postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by notice given pursuant hereto):

         If to PSE to:

                   Pioneer-Standard Electronics, Inc.
                   4800 East 131st Street
                   Cleveland, OH 44105
                   Attention:  James L. Bayman, President and CEO

         With a copy of such Notice to:

                   Calfee, Halter & Griswold
                   1400 McDonald Investment Center
                   800 Superior Avenue
                   Cleveland, OH 44114-2688
                   Attention: William A. Papenbrock, Esq.

         If to the Shareholders Representative to:

                   Bruce S. Tucker
                   c/o Pioneer-Standard of Maryland, Inc.
                   15810 Gaither Drive
                   Gaithersburg, MD 20877

         With a copy of such Notice to:

                   Latham & Watkins
                   1001 Pennsylvania Avenue, N.W.
                   Suite 1300
                   Washington, DC 20004
                   Attention:  Bruce E. Rosenblum, Esq.

         If to Escrow Agent to:

                   NationsBank, N.A.
                   1501 Pennsylvania Avenue, N.W.
                   Washington, D.C. 20090
                   Attention: Michael Flynn

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Any notice or other communication hereunder shall not be deemed to have been received until actually received.

         10.      Cost and Expenses.

                  The costs and expenses (other than legal fees of the Shareholders) of establishing and maintaining the Escrow Fund hereunder, including fees and expenses of the Escrow Agent, shall be borne by PSE. The annual escrow fee to be charged by the Escrow Agent shall be an amount equal to twenty basis points of the original Escrow Fund (i.e., based upon the original Escrow Fund of $2,000,000, such escrow fee shall be $4,000 per year).

          11.      Rights and Obligations of Escrow Agent.

                   (a) The duties of the Escrow Agent are only such as are herein specifically provided, and it shall incur no liability whatever except for gross negligence, willful misconduct or failure to have acted in good faith.

                   (b) The Escrow Agent shall not be required to defend any legal proceedings which may be instituted against it (other than legal proceedings based upon the alleged gross negligence or willful misconduct of the Escrow Agent or its failure to have acted in good faith) in respect of the subject matter of this Agreement unless requested so to do by PSE and the Shareholders Representative, and with respect thereto the Escrow Agent shall be indemnified to its satisfaction against the cost and expense of such defense. The Escrow Agent shall not be required to institute legal proceedings of any kind. It shall have no responsibility for the genuineness or validity of any document or

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other item deposited with it or presented to it pursuant to this Agreement, and it shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been signed by the proper parties.

                  (c) The Escrow Agent shall be entitled to indemnification for, and be held harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on the part of the Escrow Agent, and arising out of or in connection with the acceptance or administration of this Agreement. Any such indemnification amounts shall be paid one-half by PSE and one-half out of the Escrow Fund.

                  (d) Either PSE or the Shareholders Representative may examine the Escrow Fund during normal business hours at the office of said Escrow Agent.

                  (e) This Agreement is a personal one, the duty of the Escrow Agent being only to the parties hereto, their heirs, personal representatives or assigns, and to no other person whomsoever.

                  (f) Escrow Agent may rely or act upon order or directions signed by PSE or the Shareholders Representative, or bearing a signature or signatures believed by it to be genuine.

                  (g) In case the Escrow Fund shall be attached, garnished, or levied upon any court order, or the delivery thereof shall be stayed or enjoined by an order of court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Fund, or any part thereof, said Escrow Agent

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hereby is expressly authorized in its sole direction, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in case said Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

                  (h) In case said Escrow Agent becomes involved in litigation on account of the Escrow Fund or of this Agreement, it shall have the right to retain counsel and the parties hereto jointly and severally agree to pay to said Escrow Agent on demand, its reasonable charges, counsel and attorneys' fees, disbursements, and expenses in connection with such litigation.

                  (i) Escrow Agent reserves the right to resign at any time by giving written notice of resignation, specifying the effective date thereof. Within thirty (30) days after receiving the aforesaid notice, PSE and the Shareholders Representative agree to appoint a successor Escrow Agent to which the Escrow Agent may distribute the property then held hereunder, and prior to such distributions, PSE shall pay the Escrow Agent's fees, costs and expenses. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of the thirty (30) day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent, and

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the costs, expense and reasonable attorneys' fees which are incurred in connection with such a proceeding shall be paid by the party or parties to the Agreement responsible for the failure to select a successor Escrow Agent within such thirty (30) day period.

                  (j) In case conflicting demands are made upon it for any situation not addressed in this Agreement, Escrow Agent may withhold performance of this escrow until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

         12.      Governing Law.

                  This Agreement is being delivered in Maryland and shall be governed by and construed in accordance with the laws of that State. It shall be binding upon and inure to the benefit of all parties hereto, their respective successors, assigns, heirs, executors and legal representatives.

         13.      Headings.

                  The section headings and captions appearing in this Agreement have been inserted for convenience only, and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement.

         14.      Severability.

                  If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the

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remaining provisions of this Agreement shall not be affected thereby.

         15.      Amendments.

                  The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by PSE and the Shareholders Representative.

         16.      Construction.

                  Words used in the singular number may indicate the plural and the plural may include the singular.

         17.      Assignment.

                  This Agreement shall not be assignable by any party without the express prior written consent of all of the other parties hereto.

         18.      Entire Agreement.

                  This Agreement constitutes the entire Agreement between the Escrow Agent and the other parties hereto in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be deposited with Escrow Agent or the Escrow Agent may have knowledge thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                       PIONEER-STANDARD ELECTRONICS, INC.

                      By: /s/ James L. Bayman
                         ----------------------------------
                         James L. Bayman, President and CEO

------------------                                           -------------------
Bruce S. Tucker                                              Donald Akery

---------------------                                        -------------------
Jay S. Ross                                                  Jef Allen

---------------------                                        -------------------
Kenneth Ball                                                 Roger Elliott

---------------------                                        -------------------
Michael L. Baron                                             Robert Farley

---------------------                                        -------------------
John H. Wagener                                              David Ernst

---------------------                                        -------------------
Robert F. Hammett                                            Robert J. Dulmage

---------------------                                        -------------------
Harold C. Jeffers                                            Richard C. Mackey

---------------------                                        -------------------
Timothy Miyakusu                                             David S. Coleman

---------------------                                        -------------------
Kevin P. Mooney                                              Richard S. Crouch

---------------------                                        -------------------
Anthony R. DeMichael                                         Michael Ezekiel

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---------------------                                        -------------------
Charles G. Rybos                                             Allen Hawse

---------------------                                        -------------------
Peter J. Coleman                                             Saul S. Levine

---------------------
Donald Clubbs

                                                             "Shareholders"
                            /s/ Bruce S. Tucker
                        -------------------------------
                                Bruce S. Tucker
                         "Shareholders Representative"


                       NationsBank, N.A., as Escrow Agent


                     By
                       ------------------------------------
                     Title
                          ---------------------------------
                                 "Escrow Agent"

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